                                                                   EXHIBIT 10.12

THIS NOTE IS SUBJECT TO THE SUBORDINATION AGREEMENT, DATED MARCH 29, 2002, BY AND AMONG APS HEALTHCARE BETHESDA, INC., CC HOLDINGS, LLC, INNOVATIVE RESOURCE GROUP, LLC, CAPITALSOURCE FINANCE LLC AND CANPARTNERS INVESTMENTS IV, LLC, UNDER WHICH THIS NOTE AND APS HEALTHCARE BETHESDA, INC.'S OBLIGATIONS HEREUNDER ARE SUBORDINATED IN THE MANNER SET FORTH THEREIN TO THE PRIOR INDEFEASIBLE PAYMENT OF CERTAIN OBLIGATIONS OWING BY APS HEALTHCARE BETHESDA, INC. TO THE HOLDERS OF SENIOR INDEBTEDNESS AS DEFINED THEREIN.

                                                                     $10,000,000
Milwaukee, Wisconsin
March 29, 2002

                          SUBORDINATED PROMISSORY NOTE

     APS Healthcare Bethesda, Inc., an Iowa corporation ("Payor"), for value received, promises to pay to the order of CC Holdings, LLC, a Wisconsin limited liability company ("Payee"), the principal sum of Ten Million Dollars ($10,000,000.00), with interest as herein provided, payable in three equal annual installments of interest on the first (1st), second (2nd) and third (3rd) anniversaries of the date of issuance of this Note indicated above, plus one installment of principal and interest on June 30, 2005; PROVIDED HOWEVER, in the event of a closing of a Qualified IPO (as defined below in Section 10), then all amounts due hereunder shall become immediately due and payable on the third
(3rd) business day after the closing of such Qualified IPO (subject to the terms of the Subordination Agreement). Payment of interest due shall be made annually on each anniversary date (or the first business day thereafter, if the anniversary date falls on a day on which banks in Milwaukee, Wisconsin are authorized or required to be closed) while any principal balance is outstanding. All amounts due shall be paid and delivered to Payee at its corporate offices, 20855 Watertown Road, Suite 140, Waukesha, Wisconsin 53186, or to such other address as Payee shall from time to time direct Payor in writing. Payments shall be made in lawful money of the United States of America and shall be credited only when received in available funds by Payee. Payment by check shall constitute payment only when the amount paid has been collected.

          1. INTEREST. Interest shall accrue on the unpaid principal amount hereof at the rate which is three and one-half percent (3.5%) per annum above the per annum rate of interest announced from time to time by Bank of America, N.A. or its successor as its "prime" rate, such rate of interest under this Note changing when and as such prime rate changes. Such rate of interest shall be calculated on the basis of a three hundred sixty-five (365) day year and the number of days elapsed in any period.

          2. PREPAYMENT. Payor may prepay all or any portion of the principal amount of this Note at any time AND from time to time, without premium or penalty.

          3. DEFAULT. The entire unpaid principal amount of this Note and all accrued and unpaid interest thereon shall immediately be due and payable if any of the following events occur (each, an "Event of Default"):

          (a)  Payor shall fail to pay when due any amount due under this Note.

          (b) There shall occur with respect to Payor, any direct or indirect parent corporation of Payor (each a "Parent"), or Innovative Resource Group, LLC, a Wisconsin limited liability company ("IRG"), any "Insolvency Event" as defined below in Section 10.

          (c) Payor, any Parent or IRG shall take any steps, including any action by the board of directors or shareholders of Payor, such Parent or IRG to such end: (i) to dissolve or liquidate its business, or (ii) to merge with or into or to consolidate with or into any other corporation or entity except a merger of IRG into any Parent or into Payor (and such Parent or Payor is the surviving entity) or any merger of a Parent into another Parent, or (iii) to sell, lease, transfer or otherwise dispose of all or substantially all of its property, assets or business, or (iv) to sell all or any substantial portion of the stock or other equity interests in IRG, Payor or any Parent, other than as a result of a Qualifying IPO.

          (d) Any transaction shall be consummated the result of which is that any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder (the "Exchange Act")) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly of more than 50% of the voting stock of APS Healthcare, Inc., a Delaware corporation ("APS Healthcare") (measured by voting power rather than number of shares), other than as a result of a Qualifying IPO.

          (e) Any representation or warranty under Section 3 of the Purchase and Sale Agreement (defined below) related to this Note as an "Ancillary Instrument" (as defined in the Purchase and Sale Agreement), shall be untrue in any material respect when made, including on the date hereof and on the Closing Date (as defined in the Purchase and Sale Agreement).

          4. DEFAULT INTEREST RATE. Upon the occurrence and from the date of an Event of Default, all sums due under this Note shall bear interest at a rate which is two percent (2%) per annum in excess of the rate that would otherwise be applicable to the outstanding principal balance hereof.

          5. WAIVERS. Payor waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest and notice of payment. If Payor fails to make any payment or payments required by this Note to be made by it, Payor shall pay all the costs of collection (including reasonable attorneys' fees) thereupon incurred by Payee. Failure by Payee to assert any right contained in this Note, or any delay in asserting any such right, shall not constitute a waiver of such right.

          6. ACKNOWLEDGEMENT OF BUSINESS PURPOSES; CHOICE OF LAW. Payor hereby represents and warrants to Payee that this Note has been entered into by Payor solely for business purposes and that Payor is not entitled to the benefits of any usury or similar provisions of law. This Note shall be governed by and construed in accordance with the laws of the State of Wisconsin, without reference to principles of conflict of laws.

          7. MISCELLANEOUS. If any provision of this Note is held to be void or unenforceable, such provision at the option of Payee shall be deemed omitted and this Note, with such provision omitted, shall remain in full force and effect. All notices, requests, demands and other communications required or permitted to be given under this Note shall be in writing and shall be deemed duly given when given in accordance with Section 11.9 of the Purchase and Sale Agreement. Payee may freely transfer and assign all or any part of its interests under this Note as long as prior to any such transfer or assignment the assignee executes and delivers to the Senior Lenders an agreement satisfactory to Senior Lenders that the assignee takes this Note subject to the terms and provisions of the Subordination Agreements. Payor may not assign its obligations under this Note. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Payor or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. This Note, the Subordination Agreement and the Purchase and Sale Agreement contain the entire agreement between Payor and Payee with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon Payee unless clearly expressed in this Note or the Purchase and Sale Agreement. The provisions of this Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon Payor its successors.

          8. PURCHASE AND SALE AGREEMENT. This Note is issued under and pursuant to the terms of that certain Purchase and Sale Agreement, dated as of March 29, 2002, among Payee (and certain of its affiliates) and Payor (the "Purchase and Sale Agreement"), and reference is made to the Purchase and Sale Agreement for a more complete statement of certain of the rights and obligations of Payor and Payee with respect to the acquisition by Payor of the membership interests held by Payee in IRG.

          9. SUBORDINATION. This Note is subject to the terms and provisions of the Subordination Agreement under which, among other things, this Note and the Payor's obligations hereunder are subordinated in the manner set forth therein to the prior indefeasible payment of certain obligations owing by Payor to the holders of Senior Indebtedness as defined therein.

          10.  DEFINITIONS. As used in this Note, the term:

     "CANPARTNERS" means CanPartners Investments IV, LLC, a California limited liability company.

     "CAPITALSOURCE" means CapitalSource Finance LLC, a Delaware limited liability company.

     "CAPITALSOURCE CREDIT AGREEMENT" means the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001 between APS Healthcare Holdings and CapitalSource, as amended, restated, supplemented or otherwise modified from time to time.

     "INSOLVENCY EVENT" means the occurrence of any of the following: any receivership, conservatorship, general meeting of creditors, insolvency or bankruptcy proceeding, assignment for the benefit of creditors, or any proceeding or action by or against Payor, any Parent or IRG for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, dissolution, liquidation, compositions or extensions, or the appointment of any receiver, intervenor or conservator of or trustee, or similar officer for, Payor, any Parent or IRG or any substantial part of its properties or assets, including, without limitation, proceedings under the United States Bankruptcy Code, or under federal, state or local statutes, laws, rules and regulations, all whether now or hereafter in effect, or Payor, any Parent or IRG shall be or become insolvent, or shall admit in writing its inability to pay its debts as they come do.

     "Senior Lenders" means CapitalSource and CanPartners, and their respective successors and assigns.

     "SUBORDINATION AGREEMENT" means that certain Subordination Agreement dated March 29, 2002 by and among CapitalSource, CanPartners, IRG, Payee and Payor, as may be amended, modified or restated from time to time.

     "QUALIFIED IPO" means an underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended and under other applicable securities laws and regulations covering the offer and sale of capital stock, by APS Healthcare, Inc., a Delaware corporation, which generates a minimum of $30,000,000 of gross proceeds, and as to which offering CapitalSource has not, prior to effectiveness of such offering, indicated CapitalSource's reasonable objection.

          11. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. PAYOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE STATE OF WISCONSIN AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE. PAYOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY MAIL OR BY MESSENGER TO THE ADDRESS SPECIFIED IN THE PURCHASE AND SALE AGREEMENT. PAYOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION

OR PROCEEDING RELATING TO THIS NOTE. PAYOR REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Payor has caused this Note to be executed by its duly authorized officer on and as of the day first above written.

                                           APS Healthcare Bethesda, Inc.

                                           By:  /s/ Paul D. Barnes
                                                ------------------------

                                                Paul D. Barnes
                                                ------------------------
                                                Print Name

                                                President
                                                ------------------------
                                                Title

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          ADDENDUM 1
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
#    Class     Restriction    Product by category                                    Comments
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
1    AD000                    ANTIDOTES/DETERRENTS/POISON CONTROL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
2    AD100                    ALCOHOL DETERRENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
3    AD100           PA       DISULFRAM ORAL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
4
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
5    AD400                    ANTIDOTES/DETERRENTS/POISON CONTROL EXCHANGE RESINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
6    AD400                    SODIUM POLYSTYRENE SULFONATE PWDR
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
7    AD400                    SODIUM POLYSTYRENE SULFONATE RTL SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
8    AD400                    SODIUM POLYSTYRENE SULFONATE SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
9
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
10   AH000                    ANTIHISTAMINES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
11   AH100                    PROMETHAZINE HCL ORAL                                  Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
12   AH100                    PROMETHAZINE HCL RTL SUPP                              Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
13   AH109                    DIPHENHYDRAMINE 50MG
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
14   AH500                    HYDROXYZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
15   AH900                    CETTRIZINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
16
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
17   AH900                    ONE OF THE FOLLOWING NON-SEDATING ANTIHISTAMINES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
18                            FEXOFENADINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
19                            LORATADINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
20
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
21   AM000                    ANTIMICROBIALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
22   AM050                    ANTIMICROBIALS, PENICILLINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
23   AM051           PA       PENICILLIN G BENZATHINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
24   AM051           PA       PENICILLIN G PROCAINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
25   AM051                    PENICILLIN VK ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
26   AM052                    AMOXICILLIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
27   AM052                    AMOXICILLIN/CLAVULANATE K ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
28   AM052                    AMPICILLIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
29   AM100                    CEPHALOSPORINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
30   AM101                    ONE OF THE FOLLOWING FIRST GENERATION CEPHALOSPORINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
31                            CEPHALEXIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
32                            CEPHRADINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
33                            CEFADROXIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
34
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
35   AM102                    ONE OF THE FOLLOWING SECOND GENERATION CEPHALOSPORINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
36                            CEPHACLOR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
37                            CEFPODOXIME PROXETIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
38                            CEFUROXIME AXETIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
39                            LORACARBEF
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
40
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
41   AM103                    THIRD GENERATION CEPHALOSPORIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
42   AM103                    CEFIXIME ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
43
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
44   AM200                    ERYTHROMYCIN/MACROLIDES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
45   AM200                    AZITHROMYCIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
46   AM200                    CLARITHROMYCIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
47   AM200                    ERYTHROMYCIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
48   AM200                    ERYTHROMYCIN/SULFA
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
49
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
50   AM250                    TETRACYCLINES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
51   AM250                    DEMECLOCYCLINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
52
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
53   AM250                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
54                            DOXYCYCLINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
55                            MINOCYCLINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
56                            TETRACYCLINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
57
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
58   AM300                    AMINOCLYCOSIDES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
59   AM300     SC             STREPTOMYCIN SULFATE INJ
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
60                   PA       TOBRAMYCIN INH
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
61   AM350                    LINCOMYCINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
62   AM350                    CLINDAMYCIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
63   AM350                    CLINDAMYCIN PALMITATE ORAL SOLH
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
64
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
65   AM500                    ANTITUBERCULARS
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
66   AM500     SC             CAPREOMYCIN INJ
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
67   AM500     SC             CYCLOSERINE ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
68   AM500     SC             ETHAMBUTOL HCL ORAL                                    Refer to Non-Bioequivalent Formulary, Puerto
               (TUBERCULOSIS)                                                        Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
69   AM500     SC             ETHIONAMIDE ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
70   AM500     SC             ISONIAZID ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
71   AM500     SC             ISONIAZID/RIFAMPIN ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
72   AM500     SC             PYRAZINAMIDE ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
73   AM500     SC             RIFABUTIN ORAL
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
74   AM500     SC             RIFABUTIN
               (TUBERCULOSIS)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
75
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
76   AM600                    NITROFURANS ANTIMICROBIALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
77   AM600                    NITROFURANTOIN MACROCRYSTAL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
78
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
79   AM650                    SULFONAMIDE/RELATED ANTIMICROBIALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
80   AM650                    SULFADIAZINE ORAL OR TRIPLE SULFA
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
81   AM650                    SULFAMETHOXAZOLE/TRIMETHOPRIM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
82
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
83   AM700                    ANTIFUNGALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
84   AM700                    FLUCONAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
85   AM700                    GRISEOFULVIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
86   AM700           PA       ITRACONAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
87   AM700           PA       KETOCONAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
88   AM700                    NYSTATIN SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
89   AM700           PA       TERBINAFINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
90   AM700                    CLOTRIMAZOLE TROCHE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
91
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
92   AM800                    ANTIVIRALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
93   AM800         SC(HIV)    ABACAVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
94   AM800         SC(HIV)    ACYCLOVIR ORAL                                         PA for herpes related infections
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
95   AM800         SC(HIV)    AMANTADINE HCL ORAL                                    Refer to Non-Bioequivalent Formulatory, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
96   AM800         SC(HIV)    CIDOFOVIR INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
97   AM800         SC(HIV)    DELAVIRDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
98   AM800         SC(HIV)    DIDANOSINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
99   AM800         SC(HIV)    EFAVIRENZ ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
100  AM800         SC(HIV)    FAMCICLOVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
101  AM800         SC(HIV)    FOSCARNET SODIUM INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
102  AM800         SC(HIV)    GANCICLOVIR INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
103  AM800         SC(HIV)    GANCICLOVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
104  AM800         SC(HIV)    LAMIVUDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
105  AM800         SC(HIV)    LAMIVUDINE/ZIDOVUDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
106  AM800         SC(HIV)    NEVIRAPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
107  AM800         SC(HIV)    RIMANTADINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
108  AM800         SC(HIV)    STAVUDINE (44T) ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
109  AM800         SC(HIV)    VALACYCLOVIR ORAL                                      PA for herpes related infections
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
110  AM800         SC(HIV)    VIDARABINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
111  AM800         SC(HIV)    ZALCITABINE (JJC) ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
112  AM800         SC(HIV)    ZIDOVUDINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
113  AM800         SC(HIV)    ZIDOVUDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
114  AM800                    THE FOLLOWING PROTEASE INHIBITORS ARE COVERED ONLY
                              THROUGH PASET (PUERTO RICO DEPARTMENT OF HEALTH)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
115                           AMPRENAVIR
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
116                           INDINAVIR SO4 ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
117                           NELFINAVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
118                           RITONAVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
119                           SAQUINAVIR ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
120
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
121  AM800           PA       PALIVIZUMAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
122
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
123  AM900                    ANTI-INFECTIVES, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
124  AM900                    CIRPOFLOXACIN HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
125
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
126  AM900                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
127                           OFLOXACIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
128                           LEVOFLOXACIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
129                           LOMEFLOXACIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
130
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
131  AM900      SC(LEPROSY)   CLOFAZIMINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
132  AM900      SC(LEPROSY)   DAPSONE ORAL
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
133  AM900                    METRONIDAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
134  AM900           PA       VANCOMYCIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
135
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
136  AN000                    ANTINEOPLASTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
137  AN100       SC(CANCER)   BUSULFAN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
138  AN100       SC(CANCER)   BUSULFAN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
139  AN100       SC(CANCER)   CARMUSTINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
140  AN100       SC(CANCER)   CHLORAMBUCIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
141  AN100       SC(CANCER)   CYCLOPHOSPHAMIDE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
142  AN100       SC(CANCER)   CYCLOPHOSPHAMIDE ORAL                                  PA for systemic herpes [ILLEGIBLE]
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
143  AN100       SC(CANCER)   IFOSFAMIDE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
144  AN100       SC(CANCER)   IFOSFAMIDE/MESNA INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
145  AN100       SC(CANCER)   LOMUSTINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
146  AN100       SC(CANCER)   MECHLORETHAMINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
147  AN100       SC(CANCER)   MELPHALAN HCL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
148  AN100       SC(CANCER)   MELPHALAN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
149  AN100       SC(CANCER)   THIOTEPA INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
150  AN100       SC(CANCER)   URACIL MUSTARD ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
151  AN200       SC(CANCER)   BLEOMYCIN SO4 INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
152  AN200       SC(CANCER)   DACTINOMYCIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
153  AN200       SC(CANCER)   DAUNORUBICIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
154  AN200       SC(CANCER)   DOXORUBICIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
155  AN200       SC(CANCER)   IDARUBICIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
156  AN200       SC(CANCER)   MITOMYCIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
157  AN200       SC(CANCER)   PLICAMYCIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
158  AN200       SC(CANCER)   STREPTOZOCIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
159  AN300       SC(CANCER)   CLADRIBINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
160  AN300       SC(CANCER)   CYTARABINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
161  AN300       SC(CANCER)   FLUDARABINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
162  AN300       SC(CANCER)   FLUOROURACIL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
163  AN300       SC(CANCER)   HYDROXYUREA ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
164  AN300       SC(CANCER)   MERCAPTOPURINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
165  AN300       SC(CANCER)   METHOTREXATENA INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
166  AN300       SC(CANCER)   METHOTREXATENA ORAL                                    PA for rheumatoid arthritis
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
167  AN300       SC(CANCER)   THIOGUANINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
168  AN400       SC(CANCER)   LEVAMISOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
169  AN500     SC(CANCER), PA GOSERELIN ACETATE IMPLANT SYRINGE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
170  AN500     SC(CANCER), PA LEUPROLIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
171  AN500       SC(CANCER)   TAMOXIFEN CITRATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
172  AN500       SC(CANCER)   TESTOLACTONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
173  AN700     SC(CANCER), PA DEXRAZOXANE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
174  AN900       SC(CANCER)   ASPARAGINASE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
175  AN900       SC(CANCER)   BCQTICE VACCINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
176  AN900       SC(CANCER)   CARBOPLATIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
177  AN900       SC(CANCER)   CISPLATIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
178  AN900       SC(CANCER)   DACARBAZINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
179  AN900       SC(CANCER)   ESTRAMUSTINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
180  AN900       SC(CANCER)   ETOPOSIDE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
181  AN900       SC(CANCER)   ETOPOSIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
182  AN900     SC(CANCER), PA GEMCITABINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
183  AN900     SC(CANCER), PA IRINOTECAN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
184  AN900       SC(CANCER)   MITOTANE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
185  AN900       SC(CANCER)   MITOXANTRONE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
186  AN900       SC(CANCER)   PACLITAXEL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
187  AN900     SC(CANCER), PA PENTOSTATIN/MANHITOL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
188  AN900       SC(CANCER)   PROCARBAZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
189  AN900       SC(CANCER)   TENIPOSIDE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
190  AN900       SC(CANCER)   VINBLASTINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
191  AN900       SC(CANCER)   VINCRISTINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
192  AN900       SC(CANCER)   VINORELBINE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
193  AN900     SC(CANCER), PA ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
194                           FLUTAMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
195                           NILUTAMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
196                           BICALUTAMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
197
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
198
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
199  AP000                    ANTIPARASITICS
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
200  AP101                    HYDROXYCHLOROQUINE SULFATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
201  AP101                    PRIMAQUINE PHOSPHATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
202  AP101                    PYRIMETHAMINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
203  AP101                    CHLOROQUINE SULFATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
204  AP101                    QUININE SULFATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
205  AP101                    IODOQUINOL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
206  AP101                    QUINACRINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
207  AP101                    MEFLOQUINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
208  AP101         SC(HIV)    SULFADOXIME/PYRIMETHAMINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
209  AP109         SC(HIV)    ATOVAQUONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
210  AP109         SC(HIV)    PENTAMIDINE ISETHIONATE +C 106 SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
211  AP109                    FURAZOLIDONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
212  AP200                    ALBENDAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
213  AP200                    MEBENDAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
214  AP200                    THIABENDAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
215  AP300                    LINDANE CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
216  AP300                    LINDANE LOTION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
217  AP300                    LINDANE SHAMPOO
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
218
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
219  AU000                    AUTONOMIC MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
220  AU300                    METOCLOPRAMIDE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
221  AU300                    NEOSTIGMINE BROMIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
222  AU300                    PYRIDOSTIGMINE BROMIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
223  AU300                    MENZTROPINE MESYLATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
224  AU300                    DICYCLOMINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
225  AU300                    PROPANTHELINE BR ORAL                                  Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
226
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
227  AU350                    TRIHEXYPHENDYL HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
228  AU900                    BROMOCRIPTINE MESYLATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
229
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
230  BL000                    BLOOD PRODUCTS/MODIFIERS/VOLUME EXPANDERS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
231  BL100           PA       DALTEPARIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
232  BL100           PA       ENOXAPARIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
233  BL100                    WARFARIN NA ORAL                                       Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
234  BL400           PA       EPEOTIN ALFA RECOMBINANT INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
235  BL400           PA       FILGASTIM INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
236  BL400           PA       SARGRAMOSTIM INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
237  BL600           PA       ANTHEMOPHILIC FACTOR, HUMAN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
238  BL600           PA       FACTOR IX COMPLEX, HUMAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
239  BL700           PA       TICLOPIDINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
240  BL700           PA       DIPYRIDAMOLE/ASPIRIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
241  BL700           PA       CLOPIDROGEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
242  BL900                    PENTOXIPHYLLINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
243
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
244  CN000                    CENTRAL NERVOUS SYSTEM AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
245  CN101                    OPIOID ANALGESICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
246  CN101                    CODEINE SO4 ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
247  CN101                    CODEINE/ACETAMINOPHEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
248  CN101           PA       FENTANYL PATCH
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
249  CN101                    HYDROCODONE/ACETAMINOPHEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
250  CN101                    MEPERIDINE HCL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
251  CN101       PA(ASSMCA)   METHADONE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
252  CN101                    MORPHINE SO4 ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
253  CN101                    MORPHINE SO4 RTL SUPP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
254  CN101                    OXYCODONE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
255  CN101                    OXYCODONE HCL/ACETAMINOPHEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
256  CN101                    PROPOXYPHENE/ACETAMINOPHEN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
257  CN103                    APAP/BUTALBITAL/CAFN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
258  CN105                    CAFFEINE/ERGOTAMINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
259
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
260  CN105                    ANTIMIGRAINE AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
261  CN105                    ONE OF THE FOLLOWING TRIPRANES:
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
262                           NARATRIPTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
263                           RIZATRIPTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
264                           SUMATRIPTAN SUCCINATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
265                           ZOLMITRIPTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
266
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
267  CN300                    SEDATIVES/HYPNOTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
268  CN301                    BARBITURIC ACID DERIVATIVE SEDATIVE HYPNOTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
269  CN301                    PHENOBARBITAL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
270
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
271  CN302                    BENZODIAZEPINE DERIVATIVE SEDATIVE HYPNOTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
272  CN302                    ALPRAZOLAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
273  CN302                    AHLORDIAZEMOXIDE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
274  CN302                    DIAZEPAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
275  CN302                    FLURAZEPAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
276  CN302                    LORAZEPAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
277  CN302           PA       MIDAZOLAM HCL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
278  CN302                    OXAZEPAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
279  CN302                    TEMAZEPAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
280
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
281  CN309                    SEDATIVES/HYPNOTICS OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
282  CN309           PA       BUSPIRONE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
283  CN309                    CHLORAL HYDRATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
284
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
285  CN400                    ANTICONVULSANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
286  CN400                    CARBAMAZEPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
287  CN400                    CLONAZEPAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
288  CN400                    DIVALPROEX NA ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
289  CN400                    ETHOSUXIMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
290  CN400                    GABAPENTIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
291
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
292  CN400                    LAMOTRIGINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
293  CN400                    PHENYTOIN ORAL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
294  CN400                    PRIMIDONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
295  CN400                    VALPROIC ACID ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
296
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
297  CN500                    ANTIPARKINSON AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
298  CN500                    CARBIDOPA/LEVODOPA SA TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
299  CN500                    CARBIDOPA/LEVODOPA ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
300  CN500           PA       PRAMIPEXOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
301  CN500                    SELEGILINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
302
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
303  CN600                    ANTIDEPRESSANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
304  CN601                    TRICYCLIC ANTIDEPRESSANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
305  CN601                    AMITRIPTYILINE HCL ORAL                                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
306  CN601                    CLOMIPRAMINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
307  CN601                    DESIPRAMINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
308  CN601                    DOXEPIN HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
309  CN601                    IMIPRAMINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
310  CN601                    NORTRIPTYLINE HCL ORAL                                 Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
311
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
312  CN609                    ANTIDEPRESSANTS OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
313  CN609           PA       BUPROPION HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
314  CN609           PA       THREE OF THE FOLLOWING THIRD GENERATION
                              ANTIDEPRESSANTS WITH PRIOR AUTHORIZATION:
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
315                           CITALOPRAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
316                           FLUOXETINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
317                           NEFAZODONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
318                           PAROXETINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
319                           SERTRALINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
320                           TRAZODONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
321                           VENLAFAXINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
322
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
323  CN700                    ANTIPSYCHOTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
324  CN701                    PHENOTHLAZINES/RELATED ANTIPSYCHOTICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
325  CN701                    CHLORPROMAZINE ORAL                                    Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
326  CN701                    CHLORPROMAZINE SUPP RTL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
327  CN701                    FLUPHENAZINE ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
328  CN701                    FLUPHENAZINE DECAONATE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
329  CN701                    PERPHENAZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
330  CN701                    THIORIDAZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
331  CN701                    THIOTHIXENE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
332  CN701                    TRIFLUOPERAZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
333
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
334  CN709                    ANTIPSYCHOTICS OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
335  CN709           PA       CLOZAPINE ORAL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
336  CN709                    HALOPERIDOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
337  CN709                    HALOPERIDOL DECAONATE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
338  CN709           PA       OLANZAPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
339  CN709           PA       RISPERIDONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
340
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
341  CN750                    LITHIUM SALTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
342  CN750                    LITHIUM CARBONATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
343  CN750                    LITHIUM CITRATE SYRUP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
344
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
345  CN800                    CNS STIMULANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
346  CN802                    AMPHETAMINE-LIKE STIMULANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
347  CN802                    METHYLPHENIDATE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
348
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
349  CN900                    CNS MEDICATIONS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
350  CN900           PA       DONEPEZIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
351  CN900                    ERGOLOID MESYLATES ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
352  CN900           PA       TACRINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
353
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
354  CV000                    CARDIOVASCULAR MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
355  CV050                    DIGITALIS GLYCOSIDES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
356  CV050                    DIGOXIN ORAL                                           Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
357
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
358  CV100                    BETA-BLOCKERS/RELATED
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
359  CV100                    ATENOLOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
360  CV100                    CARVEDILOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
361  CV100                    METOPROLOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
362  CV100                    PROPRANOLOL HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
363
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
364  CV150                    ALPHA-BLOCKERS/RELATED: ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
365                           DOXAZOSIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
366                           TERAZOSIN HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
367
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
368  CV200                    CALCIUM CHANNEL BLOCKERS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
369  CV200                    DILTIAZEM HCL ORAL                                     Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
370  CV200                    VERAPAMIL HCL ORAL                                     Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
371
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
372  CV200                    TWO OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
373                           AMLODIPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
374                           FELODIPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
375                           ISRADIPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
376                           NICARDIPINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
377                           NIFEDIPINE ORAL                                        Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
378
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
379  CV250                    ANTIANGINALS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
380  CV250                    ISOSORBIDE DINITRATE ORAL                              Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
381  CV250                    NITROGLYCERINE PATCH
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
382  CV250                    NITROGLYCERIN TOP OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
383  CV250                    NITROGLYCERIN SL TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
384
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
385  CV300                    ANTIARRHYTHMICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
386  CV300           PA       AMIODARONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
387  CV300                    PROCAINAMIDE ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
388  CV300                    QUINIDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
389  CV300           PA       FLECAINIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
390  CV300           PA       MEXILITINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
391  CV300           PA       MORICIZINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
392  CV300           PA       PROPAFENONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
393  CV300           PA       TOCAINIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
394  CV300           PA       ENCAINIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
395
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
396  CV350                    ANTILIPEMIC AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
397  CV350                    ONE OF THE FOLLOWING TWO
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
398                           COLESTIPOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
399                           CHOLESTYRAMINE RESIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
400
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
401  CV350                    GEMFRBROZIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
402  CV350                    NIACIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
403
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
404  CV350                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
405  CV350                    ATORVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
406                           CERIVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
407                           FLUVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
408                           LOVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
409                           PRAVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
410                           SIMVASTATIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
411
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
412  CV400                    ANTIHYPERTENSIVE COMBINATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
413                           ANTIHYPERTENSIVES, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
414  CV450           PA       CLONIDINE PATCH
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
415  CV450                    CLONIDINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
416  CV450                    HYDRALAZINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
417  CV450                    METHYLDOPA ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
418  CV450                    MONOXIDIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
419
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
420  CV700                    DIURETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
421  CV701                    THIAZIDES/RELATED DIURETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
422  CV701                    METOLAZONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
423                           ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
424  CV701                    CHLORTHALIDONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
425  CV701                    HYDROCHLOROTHIAZIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
426  CV701                    CHLOROTHIAZIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
427  CV701                    METHICHLOTHIAZIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
428
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
429  CV702                    LOOP DIURETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
430  CV702                    FUROSEMIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
431
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
432  CV703                    CARBONIC ANHYDRASE INHIBITORS DIURETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
433  CV703                    ACETAZOLAMIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
434
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
435  CV704                    POTASSIUM SPARING/COMBINATION DIURETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
436  CV704                    HYDROCHLOROTHYAZIDE/TRIAMTERENE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
437  CV704                    SPIRONOLACTONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
438
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
439  CV800                    ACE INHIBITORS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
440  CV800                    CAPTOPRIL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
441
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
442  CV800                    TWO OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
443                           ENALAPRIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
444                           FOSINOPRIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
445                           LISINOPRIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
446                           QUINAPRIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
447                           RAMIPRIL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
448
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
449  CV805                    ANGIOTENSIN II INHIBITORS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
450  CV805           PA       ONE OF THE FOLLOWING WITH PRIOR AUTHORIZATION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
451                           CANDESARTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
452                           IRBESARTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
453                           LOSARTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
454                           TELMISARTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
455                           VALSARTAN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
456
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
457  DE000                    DERMATOLOGICAL AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
458  DE101                    ANTIBACTERIAL TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
459  DE101                    GENTAMICIN SULFATE CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
460  DE101                    METRONIDAZOLE TOP GEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
461  DE101           PA       MUPIROCIN OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
462  DE101                    SILVER SULFADIAZINE CREAM                              Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
463
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
464  DE102                    ANTIFUNGAL TOPICAL (ONLY LEGEND DOSAGE FORMS ARE
                              COVERED)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
465  DE102                    CLOTRIMAZOLE 1% LOTION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
466  DE102                    CLOTRIMAZOLE 1% TOP CREAM                              Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
467  DE102                    CLOTRIMAZOLE 1% TOP SOLN
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
468  DE102                    KETOCONAZOLE 2% CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
469  DE102                    MICONAZOLE NITRATE 2% TOP PWDR
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
470  DE102                    MICONAZOLE NITRATE 2% TOP TINCTURE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
471  DE102                    NYSTATIN 1000 COUNT AGM TOP OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
472  DE102                    TERBINAFINE HCL 1% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
473
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
474  DE200                    ANTI-INFLAMMATORY, TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
475  DE200                    ONE OF THE FOLLOWING LOWEST POTENCY AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
476                           MEXAMETHASONE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
477                           HYDROCORTISONE 2%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
478                           METHYLPREDNISOLONE 0.25-1.0% OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
479
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
480  DE200                    ONE OF THE FOLLOWING LOW POTENCY AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
481                           BETAMETHASONE VALERATE 0.01%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
482                           CLOCORTOLONE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
483                           DESONIDE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
484                           FLUOCINOLONE ACETONIDE 0.01%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
485                           FLURANDRENOLIDE 0.025%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
486                           TRIAMCINOLONE ACETONIDE 0.025%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
487
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
488  DE200                    ONE OF THE FOLLOWING INTERMEDIATE POTENCY AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
489                           BETAMETHASONE BENZOATE 0.025%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
490                           BETAMETHASONE VALERATE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
491                           DESOXIMETHASONE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
492                           FLUOCINOLONE ACETONIDE 0.025%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
493                           FLURANDRENOLIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
494                           FLUTICASONE PROPIONATE 0.005-0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
495                           HALCINONIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
496                           HYDROCORTISONE VALERATE 0.2%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
497                           MOMETASONE FUROATE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
498                           TRIAMCINOLONE ACETONIDE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
499
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
500  DE200                    ONE OF THE FOLLOWING HIGH POTENCY AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
501                           AMCINONIDE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
502                           BETAMETHSONE DIPROPIONATE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
503                           DESOXIMETHASONE 0.25%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
504                           DIFLORASONE DIACETATE 0.05%                            Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
505                           FLUOCINOLONE 0.2%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
506                           FLUOCINONIDE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
507                           HALCINONIDE 0.1%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
508                           TRIAMCINOLONE ACETONIDE 0.5%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
509
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
510  DE200                    ONE OF THE FOLLOWING HIGHEST POTENCY AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
511                           BETAMETHASONE DIPROPIONATE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
512                  PA       CLOBETASOL DIPROPIONATE 0.05%                          Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
513                           DIFLORASONE DIACETATE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
514                           HALOBETASOL PROPIONATE 0.05%
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
515
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
516  DE400                    SOAPS/SHAMPOOS/SOAP-FREE CLEANSERS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
517  DE400                    SELENIUM SULFIDE 2.5% SHAMPOO
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
518
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
519  DE600                    ANTINEOPLASTICS, TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
520  DE600       SC(CANCER)   FLUOROURACIL 2% TOP SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
521  DE600       SC(CANCER)   FLUOROURACIL 5% CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
522  DE600       SC(CANCER)   FLUOROURACIL 5% TOP SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
523
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
524  DE750                    ANTIACNE AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
525  DE750                    ANTIACNE AGENTS, SYSTEMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
526  DE751           PA       ISOTRETINOIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
527
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
528  DE752                    ANTIACNE AGENTS, TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
529  DE752                    CLINDAMYCIN PHOSPHATE 1% TOP SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
530  DE752                    ERYTHROMYCIN 2% TOP GEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
531  DE752                    ERYTHROMYCIN 2% TOP SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
532  DE752                    METRONIDAZOLE 0.75% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
533  DE752           PA       TRETINOIN 0.025% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
534  DE752           PA       TRETINOIN 0.025% TOP GEL
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
535  DE752           PA       TRETINOIN 0.05% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
536  DE752           PA       TRETINOIN 0.1% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
537
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
538  DE800                    ANTIPSORIATICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
539  DE801                    ANTIPSORIATICS, SYSTEMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
540  DE801           PA       ACITRETIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
541  DE801           PA       METHOXSALEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
542
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
543  DE802                    ANTIPSORIATICS, TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
544  DE802           PA       ANTHRALIN 0.1% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
545  DE802           PA       ANTHRALIN 0.25% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
546  DE802           PA       ANTHRALIN 0.5% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
547  DE802           PA       ANTHRALIN 1% TOP CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
548  DE802           PA       [ILLEGIBLE] OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
549
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
550  GA000                    GASTROINTESTINAL MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
551  GA300                    ANTIULCER AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
552  GA301                    HISTAMINE-2 RECEPTOR ANTAGONISTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
553  GA301                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
554                           CIMETIDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
555                           FAMOTIDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
556                           NIZATIDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
557                           RANTIDINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
558
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
559  GA302                    PROTECTANTS, ULCER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
560  GA302                    SUCRALFATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
561
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
562  GA309                    ANTIULCER AGENTS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
563  GA309                    MISOPROSTOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
564
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
565  GA400                    ANTIDIARRHEAL AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
566  GA400                    ATROPINE SO4 /DIPHENOXYLATE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
567  GA400                    LOPERAMIDE 2MG HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
568  GA400           PA       OCTREOTIDE ACETATE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
569
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
570  GA500                    DIGESTANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
571  GA500                    PANCREATIC ENZYMES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
572
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
573  GA609                    PROCHLORPERAZINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
574
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
575  GA700                    ANTIMETICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
576  GA700       SC(CANCER)   ONE OF THE FOLLOWING 5HT3 AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
577                           DOLASETRON
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
578                           GRANISETRON
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
579                           ONDANSETRON
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
580
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
581                 IVAN
                 ECHEVARRIA
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
582  GA700                    METOCLOPRAMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
583  GA700                    TRIMETHOBENZAMIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
584
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
585  GA900                    GASTRIC MEDICATIONS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
586  GA900                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
587                           LANSOPRAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
588                           OMEPRAZOLE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
589                           PANTOPRAZOLE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
590                           RABEPRAZOLE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
591
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
592  GA900                    OLSALAZINE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
593  GA900                    MESALAMINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
594  GA900                    SULFASALAZINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
595  GA900           PA       ORSCONOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
596
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
597  GU000                    GENITOURINARY MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
598  GU100                    ANALGESICS, URINARY
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
599  GU100                    PHENAZOPYRIDINE HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
600
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
601  GU200                    ATROPINE+HYOSCYAMINE+METHYLENE BLUE+PHENYLSALICYLATE+
                              BENZOIC ACID
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
602  GU201                    ANTISPASMODICS, URINARY
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
603  GU201                    OXYBUTYNIN CHLORIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
604
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
605  GU300                    ANTI-INFECTIVES, VAGINAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
606  GU300                    CLINDAMYCIN PHOSPHATE VAG CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
607  GU300                    METRONIDAZOLE VAG GEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
608  GU300                    TRIPLE SULFA VAG CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
609  GU300                    TRIPLE SULFA VAG TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
610  GU302                    CLOTRIMAZOLE VAG TAB 500MG
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
611  GU302                    TERCONAZOLE VAG CREAM AND SUPP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
612  GU400                    TERBUTALINE ORAL                                       Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
613
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
614  GU500                    ESTROGENS, VAGINAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
615  GU500                    ESTROGENS CONJUGATED VAG CREAM                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
616
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
617  HS000                    HORMONES/SYNTHETICS/MODIFIERS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
618  HS051                    DEXAMETHASONE ORAL                                     Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
619  HS051                    HYDROCORTISONE ORAL                                    Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
620  HS051                    METHYLPREDNISOLONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
621  HS051                    PREDNISOLONE ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
622  HS051                    PREDNISONE ORAL                                        Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
623  HS052                    FLUOROCORTISONE ACETATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
624
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
625  HS100                    ANDROGENS/ANABOLICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
626  HS100           PA       NANDROLONE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
627  HS100           PA       METHYLTESTOSTERONE                                     Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
628  HS100           PA       TESTOSTERONE INJ (IN OIL)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
629
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
630  HS200                    CONTRACEPTIVES, SYSTEMIC (FOR THERAPEUTIC USE ONLY)    Contraceptives are covered by [ILLEGIBLE] Women
                                                                                     and Children Program, Puerto Rico Department of
                                                                                     Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
631  HS200           PA       DESOGESTRELO, 15/ETHINYL ESTRADOL 30 TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
632  HS200           PA       ETHINYL ESTRADIOL 30MCG/NORGESTREL 0.3MG TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
633  HS200           PA       ETHINYL ESTRADIOL 35MCG/NORETHINDRONE 1MG TAB 21
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
634  HS200           PA       ETHINYL ESTRADIOL 35MCG/NORETHINDRONE 1MG TAB 23
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
635  HS200           PA       MESTRANOL 50MCG/NORETHINDRONE 1MG TAB 21
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
636  HS200           PA       MESTRANOL 50MCG/NORETHINDRONE 1MG TAB 23
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
637  HS200           PA       NORGESTREL 0.075 TAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
638  HS200           PA       TRIPHASIC ORAL CONTRACEPTIVE/ORTHO-NOVUM 7/7/7/
                              BASED 21
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
639  HS200           PA       TRIPHASIC ORAL CONTRACEPTIVE/ORTHO-NOVUM 7/7/7/
                              BASED 23
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
640
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
641  HS300                    ESTROGENS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
642  HS300                    DIETHYLSTIBSTROL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
643  HS300                    ESTROGENS CONJUGATED INJ                               Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
644  HS300                    ESTROGENS CONJUGATED ORAL                              Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
645                           ESTROGENS CONJUGATED/MEDROXYPROGESTERONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
646
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
647  HS500                    BLOOD GLUCOSE REGULATION AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
648  HS501                    INSULIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
649  HS501                    INSULIN HUMAN 50/50 (NPH/REG) INJ (OTC)                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
650  HS501                    INSULIN HUMAN 70/30 (NPH/REG) INJ (OTC)                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
651  HS501                    INSULIN HUMAN LENTE 100u/ML INJ (OTC)                  Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
652  HS501                    INSULIN HUMAN NPH 100U/ML INJ (OTC)                    Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
653  HS501                    INSULIN HUMAN REGULAR 100U/ML INJ (OTC)                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
654  HS501                    INSULIN HUMAN ULTRALENTE 100U/ML INJ (OTC)             Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
655
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
656  HS502                    HYPOGLYCEMIC AGENTS, ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
657  HS502                    METFORMIN HCL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
658
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
659  HS502           PA       ONE OF THE FOLLOWING INHIBITORS OF [ILLEGIBLE] WITH
                              PRIOR AUTHORIZATION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
660                           ACARBOSE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
661                           MIGLITOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
662
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
663  HS502                    TWO OF THE FOLLOWING SECOND GENERATION SULFONILUREAS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
664  HS502                    GLIPIZIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
665  HS502                    GLYBURIDE ORAL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
666
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
667  HS502                    ONE OF THE FOLLOWING TIAZOLIDINEDIONES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
668                           PIOGLITAZONE
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
669                           ROSIGLITAZONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
670
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
671  HS508                    GLUCAGON FOR INJECTION (EMERGENCY KIT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
672  HS701           PA       HUMAN GROWTH HORMONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
673
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
674  HS702                    POSTERIOR PITUITARY
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
675  HS702           PA       DESMOPRESSIN ACETATE NASAL SOLN                        Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
676
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
677  HS800                    PROGESTINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
678  HS800                    MEDROXYPROGESTERONE ACETATE ORAL                       Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
679  HS800                    MEGESTROL ACETATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
680
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
681  HS850                    THYROID MODIFIERS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
682  HS851                    THYROID SUPPLEMENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
683  HS851                    LEVOTHYROXINE NA ORAL                                  Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
684
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
685  HS852                    ANTITHYROID AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
686  HS852                    METHINAZOLE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
687  HS852                    PROPYLTIDOURACIL ORAL                                  Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
688
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
689  HS900                    HORMONES/SYNTHETICS/MODIFIERS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
690  HS900       SC(CANCER)   ETIDRONATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
691  HS900           PA       FINASTERIDE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
692  HS900           PA       ALENDRONATE SODIUM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
693
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
694  IM000                    IMMUNOLOGICAL AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
695  IM500           PA       PALIVIZUMAB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
696  IM600       SC(RENAL     AZATHIOPRINE INJ
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
697  IM600       SC(RENAL     AZATHIOPRINE ORAL                                      PA [ILLEGIBLE] Disorder
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
698  IM600       SC(RENAL     CYCLOSPORINE INJ
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
699  IM600       SC(RENAL     CYCLOSPORINE ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                TRANSPLANT)                                                          Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
700  IM600       SC(RENAL     MUROMONAB-CDJ INJ
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
701  IM600       SC(RENAL     MYCOPHENOLATE MOFETIL ORAL
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
702  IM600       SC(RENAL     RAPAMYCIN ORAL
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
703  IM600       SC(RENAL     TACROLIMUS INJ
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
704  IM600       SC(RENAL     TACROLIMUS ORAL
                TRANSPLANT)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
705
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
706  IM700                    IMMUNE STIMULANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
707  IM700       SC(CANCER)   ALDESLEUKIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
708  IM700       SC(CANCER)   INTERFERON ALFA INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
709  IM700           PA       INTERFERON BETA-IA INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
710  IM700           PA       INTERFERON ALPHA-IB INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
712  IM900                    IMMUNOLOGICAL AGENTS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
713  IM900                    CROMOLYN SODIUM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
714  IM900           PA       GLATIRAMER ACETATE INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
715  IM900           PA       INTERFERON BETA-IB INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
716                           [ILLEGIBLE]                                            [ILLEGIBLE]
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
717
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
718  MS000                    MUSCULOSKELETAL MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
719  MS100                    ANTIRHEUMATICS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
720  MS101                    SALICYLATES, ANTIRHEUMATIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
721  MS101                    ONE OF THE FOLLOWING NON ACETILATED SALICYLATES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
722                           CHOLINE SALICYLATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
723                           MAGNESIUM CHOLINE SALICYLATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
724                           DIFUNISAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
725                           MAGNESIUM SALICYLATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
726                           SALSALATE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
727                           SODIUM SALICYLATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
728
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
729  MS102                    NONSALICYLATE NSUD
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
730  MS102                    FOUR OF THE FOLLOWING NONSALICYLATE NSUD (AT LEAST ONE
                              FROM EACH SUB CATEGORY)
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
731                           DICLOFENAC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
732                           ETODOLAC ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
733                           FENOPROFEN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
734                           FLURBIPROFEN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
735                           IBUPROFEN ORAL
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
736                           INDOMETHACIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
737                           KETOPROFEN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
738                           NABUMETONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
739                           NAPROXEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
740                           OXAPROZIN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
741                           PROXICAM ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
742                           SULINDAC ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
743                           TOLMETIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
744
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
745  MS104           PA       PENICILLAMINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
746
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
747  MS104                    GOLD COMPOUNDS, ANTIRHEUMATIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
748  MS106           PA       AURANOFIN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
749  MS106           PA       AUROTHIOGLUCOSE SUSP INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
750
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
751  MS109                    ANTIRHEUMATICS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
752  MS109                    COM-2 INHIBITORS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
753                  PA       CELECOXIB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
754                  PA       ROFECOXIB
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
755
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
756  MS200                    SKELETAL MUSCLE RELAXANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
757  MS200                    BACLOFEN ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
758  MS200                    CARISOPROCOL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
759  MS200                    CHLOROXAZONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
760  MS200                    CYCLOBENZAPRINE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
761  MS200           PA       DANTROLENE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
762
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
763  MS400                    ANTIGOUT AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
764  MS400                    ALLOPURINOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
765  MS400                    COLCHICINE ORAL                                        Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
766  MS400                    PROBENECID ORAL                                        Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
767
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
768  NT000                    NASAL AND THROAT AGENTS, TOPICAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
769  NT200                    ANTI-INFLAMMATORIES, NASAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
770  NT200                    ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
771                           BECLOMETHASONE DIPROPIONATE                            Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
772                           BUDENOSIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
773                           DEXAMETHASONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
774                           FLUNISOLIDE                                            Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
775                           FLUTICASONE PROPIONATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
776                           MOMETASONE FUROATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
777                           TRIANICINOLONE ACETONIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
778
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
779  NT900                    NASAL AND THROAL AGENTS, TOPICAL, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
780  NT900                    CLOTRIMAZOLE TROCHE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
781  NT900                    CORMOLYN SODIUM NASAL INHL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
782
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
783  OP000                    OPHTHALMIC AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
784  OP100                    ANTIGLAUCOMA AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
785  OP101                    BETA-BLOCKERS TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
786  OP101                    BETAXOLOL 0.25% SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
787  OP101                    BETAXOLOL 0.5% SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
788  OP101                    LEVOBUNOLOL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
789  OP101                    TIMOLOL OPH GEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
790  OP101                    TIMOLOL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
791
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
792  OP102                    ABOTICS TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
793  OP102                    PILOCARPINE OPH GEL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
794  OP102                    PILOCARPINE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
795
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
796  OP103                    ADRENERGICS TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
797  OP103                    DIPIVEFRIN HCL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
798  OP103                    EPINEPHRINE HCL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
799
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
800  OP109                    ANTI GLAUCOMA, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
801  OP109           PA       DORZOLAMIDE HCL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
802  OP109           PA       LATANOPROST OPH SOLN
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
803
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
804  OP200                    ANTI-INFECTIVE, TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
805  OP201                    ANTI-BACTERIALS, TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
806  OP201                    BACITRACIN OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
807  OP201                    CHLORAMPHENICOL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
808  OP201                    ERYTHTOMYCIN OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
809  OP201                    GENTAMICIN SO4 OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
810  OP201                    GENTAMICIN SO4 OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
811  OP201                    SULFACETAMIDE NA OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
812  OP201                    SULFACETAMIDE NA OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
813  OP201                    TOBRAMYCIN OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
814
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
815                           ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
816  OP201           PA       CIPROFLOXACIN HCL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
817  OP201           PA       OFLOXACIN OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
818
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
819  OP203           PA       TRIFLURIDINE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
820  OP203           PA       VIDARABINE OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
821  OP209                    BACITRACIN/NEOMYCIN/POLYMYXIN OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
822
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
823  OP300                    ANTI-INFLAMMATORIES, TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
824                           ONE OF THE FOLLOWING
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
825  OP300                    DICLOFENAC NA OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
826  OP300                    FLURBIPROFEN NA OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
827  OP300                    KETOROLAC TROMETHAMINE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
828
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
829  OP300                    PREDNISOLONE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
830  OP300                    PREDNISOLONE OPH SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
831  OP350                    DEXAMETHASONE/TOBRAMYCIN OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
832  OP350                    DEXAMETHASONE/TOBRAMYCIN OPH SUSP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
833
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
834  OP600                    MIDRIATICS/CYCLOPEGICS, TOPICAL OPHTHALMIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
835  OP600                    ATROPINE SULFATE OPH OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
836  OP600                    ATROPINE SULFATE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
837
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
838  OP900                    OPHTHALMICS, OTHER
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
839  OP900           PA       APRACLONIDINE HCL OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
840  OP900           PA       BRIMONIDINE TARTRATE OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
841  OP900                    CROMOLYN NA OPH SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
842
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
843  OR900                    LIDOCAINE HYDROCHLORIDE TOPICAL SOLUTION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
844  OR900                    HYDROCORTISONE ACETATE DENTAL PASTE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
845  OR900                    CHLORHEXIDINE GLUCONATE ORAL RINSE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
846
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
847  OT000                    OTIC AGENTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
848  OT109                    ACETIC ACID OTIC SOLUTION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
849  OT109                    ACETIC ACID/ALUMINUM ACETATE OTIC SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
850  OT250                    ACETIC ACID/HC/OTIC SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
851  OT250                    HC/NEOMYCIN/POLYMYXIN OTIC
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
852  OT900           PA       OFLOXACIN OTIC SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
853
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
854  RE000                    RESPIRATORY TRACT MEDICATIONS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
855  RE100                    ANTIASTHMA/BRONCHODILATORS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
856  RE101                    ANTI-INFLAMMATORIES, INHALATION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
857  RE101                    TWO OF THE FOLLOWING INHALED CORTICOSTEROIDS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
858                           BECLOMETHASONE DIPROPIONATE                            Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
859                           DEXAMETHASONE SODIUM PHOSPHATE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
860                           FLUNISOLIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
861                           TRIAMCINOLONE ACETONIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
862                           BUDENOSIDE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
863                           FLUTICASONE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
864
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
865  RE102                    BRONCHODILATORS, SYMPATHOMMETIC, INHALATION
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
866  RE102                    ALBUTEROL INHL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
867  RE102                    ALBUTEROL INHL SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
868  RE102           PA       SALMETEROL ORAL INHL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
869
------------------------------------------------------------------------------------------------------------------------------------

                      ADMINISTRATACION DE SEGUROS DE SALUD
                       FORMULARIO MEDULAR DE MEDICAMENTOS
   REQUEST FOR PROPOSAL FOR PHARMACY BENEFIT MANAGEMENT FOR REQUIRED PERSONS
                                UNDER THE PRHLA
                                 AUGUST 3,2001

------------------------------------------------------------------------------------------------------------------------------------
870  RE103                    BRONCHOLDILATORS SYMPATHOMEDTIC, ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
871  RE103                    ALBUTERAL ORAL                                         Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
872  RE103                    TERBUTALINE                                            Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
873  RE104                    THEOPHYLLINE ORAL                                      Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
874  RE105                    IPRATROPIUM BROMIDE INHL SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
875  RE105                    IPRATROPIUM BROMIDE ORAL SOLN
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
876
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
877  RE108                    ANTIASTHMA ANTILEUKOTRIENES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
878  RE108                    MONTELUKAST
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
879  RE108                    ZAFIRLUKAST
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
880
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
881  RE300                    ANTITUSSIVEXPECTORANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
882  RE301                    OPIOID CONTAINING ANTITUSSIVEXPECTORANTS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
883  RE301                    CODEINE/GUA IFENESIN SYRUP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
884
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
885  RS100                    RECTAL LOCAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
886  RS100                    ANTI-INFLAMMATORIES, RECTAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
887  RS100                    HYDROCORTISONE ACETATE RTL FOAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
888  RS100                    HYDROCORTISONE ENEMA                                   Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
889  RS100                    MESALAMINE ENEMA
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
890  RS100                    MESALAMINE RTL SUPP
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
891
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
892  RS202                    HEMORRHOIDAL PREPARATIONS WITH STEROID
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
893  RS202                    HEMORRHOIDAL/HC RTL OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
894  RS202                    HEMORRHOIDAL/PRAMOXINE RTL CREAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
895  RS202                    HEMORRHOIDAL/PRAMOXINE RTL FOAM
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
896  RS202                    HEMORRHOIDAL/PRAMOXINE RTL OINT
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
897
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
898  TN000                    THERAPEUTIC NUTRIENTS/MINERAL/ELECTROLYTES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
899  TN401                    IRON INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
900  TN403                    POTASSIUM CHLORIDE ORAL                                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
901  TN700          PA        LEVOCARNITTINA
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
902
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
903  VT100                    VITAMINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
904  VT102       SC(CANCER)   LEUCOVARIN CALCIUM INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
905  VT102       SC(CANCER)   LEUCOVARIN CALCIUM ORAL                                Refer to Non-Bioequivalent Formulary, Puerto
                                                                                     Rico Department of Health
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
906  VT110                    CYANOCOBALAMIN INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
907  VT120                    FOLIC ACID ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
908  VT501      SC(DYALISIS)  CALCIFEDIOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
909  VT502      SC(DYALISIS)  CALCIFEDIOL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
910  VT503      SC(DYALISIS)  DIHYDROTACHYSTEROL ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
911  VT504      SC(DYALISIS)  ERGOCALCIFERAL INJ
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
912  VT504      SC(DYALISIS)  VITAMIN D ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
913  VT702                    PHYTONADIONE ORAL
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
914  VT702                    PRENATAL VITAMINS
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
915
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
916  XA000                    PROSTHECTICS/SUPPLIES/DEVICES
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
917  XA854                    INSULIN SYRINGE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
918  XA854                    INSULIN SYRINGE LOW DOSE
---- --------- -------------- ------------------------------------------------------ -----------------------------------------------
919
====================================================================================================================================
----------------------------- ------------------------------------------------------ -----------------------------------------------
     PA = PRE AUTHORITATION
----------------------------- ------------------------------------------------------ -----------------------------------------------
     SC = SPECIAL COVERAGE
----------------------------- ------------------------------------------------------ -----------------------------------------------
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY (ASSMCA)
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY (ASSMCA)
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              [ILLEGIBLE]                                            NEW DRUG(S) IN FORMULARY (ASSMCA)
----------------------------- ------------------------------------------------------ -----------------------------------------------
                              * La inclusion de estea nedica [ILLEGIBLE]
----------------------------- ------------------------------------------------------ -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------